New York Mortgage Trust, Inc. Investor Presentation August 2005

Safe Harbor Statement - Private Securities Litigation Reform Act of 1995 Forward Looking Information This presentation may include forward-looking statements. These forward-looking statements include comments with respect to our objectives and strategies, and the results of our operations and our business. However, by their nature, these forward-looking statements involve numerous assumptions, uncertainties and opportunities, both general and specific. The risk exists that these statements may not be fulfilled. We caution readers of this presentation not to place undue reliance on these forward-looking statements as a number of factors could cause future company results to differ materially from these statements. Forward-looking statements may be influenced in particular by factors such as fluctuations in interest rates and stock indices, the effects of competition in the areas in which we operate, and changes in economic, political, regulatory and technological conditions. We caution that the foregoing list is not exhaustive. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events.

Why New York Mortgage Trust? Residential Mortgage REIT w/Self-Originated Portfolio Strategy Self-originated portfolio loans = lower cost, higher yielding assets High credit quality ARM loans = low credit risk Disciplined interest rate hedging = minimized book value & earnings volatility Rapidly Growing Mortgage Origination Subsidiary (TRS) $4 billion current annual production run rate - and growing TRS serves as source of low-cost loans, provides for dividends or book value accretion & absorbs REIT G&A Dividend Yield Growth/Protection From Self-Originations 1.30 Price to Book Attractive Relative to Peers (as of 8/25/05) 19% Insider Stock Ownership

Straightforward Corporate Structure NTR: Real Estate Investment Trust Mortgage Loans & Securitized Loan Portfolio Mortgage Loans & Securitized Loan Portfolio (Taxable REIT Subsidiary) Originations 3rd Party Investors Fixed and Non-Portfolio ARMs Sold Servicing Released; Cash Sales Prime ARM Loans Held in Portfolio Transferred at Cost and Securitized 4 Corporate Structure

Recent Developments Securitized $662 Million in 2005 (45% of Current Portfolio) Record Loan Origination Volume Q2 2005 $940 million (40% increase from Q1 2005) Current retail annual run-rate $4 billion (250% of 2003) Launched New Wholesale Initiative (July 2005) Projected $1 to $1.5 billion production for 2006 Approximately 1/3 of wholesale production will be portfolio eligible Cut $3.7 Million in Annual Recurring Costs in Q2 2005 Concluded Major Cost Intensive Transitional Period Positive P&L Impact from TRS Beginning in Q4 2005. Substantial TRS Contribution to Earnings in 2006!

3. Mortgage-Backed Portfolio 1. Introduction 4. NYMT Recap 5. Appendix / Additional Info 2. Origination Capabilities New York Mortgage Trust, Inc. 2. Origination Capabilities

Consistent Originations Growth 2002 2003 2004 2005e Current Run Rate 2006e (incl Wholesale) Purchase Originations 469 803 1089 1957 2240 2464 Refinance Originations 408 797 756 1643 1760 1936 Wholesale 1200 (Dollars in millions) Retail: $4 billion run rate. Referral based = less reliance on "refi booms" Wholesale: New Division launched July 2005. Volume Est > $1 billion in 2006 Purchase Refinance $877 $1,600 $1,846 $3,600 $4,000 $5,500 Wholesale 2003 2005e 2006e IPO June 2004

Expanding Geographic Coverage Branch Locations: Arizona Colorado Connecticut (7%) Delaware District of Colombia Florida Massachusetts (19%) Maryland New Hampshire New York (38%) New Jersey (9%) Pennsylvania Rhode Island Virginia (% indicate top 4 states production.) Licensed / Authorized to Lend 800+ Employees 63 Office Locations in 13 States & D.C.

Origination Growth Consistently Outpaces Market 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05e 3Q05e 4Q05e NYMC 0 0.14 0.7 0.94 1.28 0.6 0.33 1.42 0.95 1.97 2.16 2.41 2.64 2.76 Industry 0 0.3 0.03 0.53 0.55 -0.18 -0.27 0.04 -0.2 -0.21 -0.22 -0.09 -0.16 -0.31 Origination Growth Consistently Outpaces Market 9 Origination Growth Outpaces Industry - Acceleration of self-originated portfolio Opportunities for increased TRS profits Current run rate $4 billion

Origination Growth Consistently Outpaces Market Origination Growth Versus Peers 10 Origination $Volume Growth: 6 Months Ending 6/30/05 versus 6/30/04 Peer Group Comprised of Active Prime Mortgage REITs.

NYMC Growth Strategy Growth Objectives To increase loan originations for portfolio & gain on sale To diversify origination channels & enhance geographic footprint To increase TRS profitability for dividend, book value accretion or both Disciplined Successful Growth Strategy Growth via no/low cost, low risk strategic branch acquisitions SIB branches: Cost $0 ($400 million origination volume) GRL branches: All-in cost $4.9M* ($1.4 billion origination volume) Same store originations growth (approximate 25% since June 2004 IPO) New wholesale division: startup costs est. $2M ($1-1.5B projected volume) Planned future corporate acquisitions * Purchase price includes approximately $3.6 million in key employee sign-on and retention bonuses comprised of restricted stock and cash which vests over a 6 to 36 month period. This vesting expense substantially concludes in Q4 2005.

3. Mortgage-Backed Portfolio 1. Introduction 4. NYMT Recap 5. Appendix / Additional Info 2. Origination Capabilities New York Mortgage Trust, Inc. 3. Mortgage-Backed Portfolio

Portfolio Strategy Managed Interest Rate Risk Conservative interest rate management Initial fixed period of 5 years or less Hedges, primarily swaps and caps; no speculation Net duration gap » 6 months High Credit Quality ARM Portfolio High credit quality ARMs = low credit risk Agency & AAA Rated Securities High FICO (Avg 731) & Low LTV (Avg 69%) Loans underwritten to our own guidelines Self-Originated, Low Cost Assets Self-originated loans = lower cost & higher yield Yield pick-up of 25 - 40 bps v. passive portfolio Originations continually replenish current portfolio Portfolio substantially self-originated by 12/31/05

Originated Loans Drive Higher Returns Originated 5/1 Purchased 5/1 Loans Agency MBS Yield 5.20% * 4.95% Cost of funds (Incl Hedges) -4.05% -4.05% Net spread 1.15% 0.90% Leverage (debt / equity) 12.0x 12.0x Leverage return 13.80% 10.80% Equity return 5.20% 4.95% Pre G&A Return 19.00% 15.75% Incremental Increase in ROE From Self Originations 3.25% * Includes amortization of origination and securitization costs.

Average FICO: 731 Average LTV: 69% Average Balance: $485,000 % Full Doc Loans: 59% % Owner Occupied: 87% % Purchase Loans: 75% % Interest Only: 71% Highest State Concentration: 31% NY Strong Portfolio Credit Characteristics Disciplined loan selection approach & experienced in-house underwriting leads to a... Which results in consistent portfolio earnings and dividends High Credit Quality Portfolio

Effective Hedging - Evaluate OCI Most Recent 4 Quarters of OCI as a Percentage of Equity Source: Quarterly Form 10-Q filed with SEC Origination Growth Consistently Outpaces Market Proven Effective Hedging Strategy 16 Proven effective hedging: OCI as a percent of equity should be as close to zero and within as narrow a band as possible.

Portfolio Economics Data as of 8/25/05

3. Mortgage-Backed Portfolio 1. Introduction 4. Financial Analysis 5. Appendix / Additional Info 2. Origination Capabilities New York Mortgage Trust, Inc. 4. NYMT Recap

Attractive Relative Valuation AMH HMB MHL NTR 1.61 1.44 1.41 1.3 Book Value as of 6/30/05. Market Price as of 8/25/05. Source Bloomberg.

Why New York Mortgage Trust? Residential Mortgage REIT w/Self-Originated Portfolio Strategy Self-originated portfolio loans = lower cost, higher yielding assets High credit quality ARM loans = low credit risk Disciplined interest rate hedging = minimized book value & earnings volatility Rapidly Growing Mortgage Origination Subsidiary (TRS) $4 billion current annual production run rate - and growing TRS serves as source of low-cost loans, provides for dividends or book value accretion & absorbs REIT G&A Dividend Yield Growth/Protection From Self-Originations 1.30 Price to Book Attractive Relative to Peers (as of 8/25/05) 19% Insider Stock Ownership

3. Mortgage-Backed Portfolio 1. Introduction 4. Financial Analysis 5. Management & Board 2. Origination Capabilities New York Mortgage Trust, Inc. 5. Appendix / Additional Info

Financial Transparency Retained Loans Transferred to REIT at GAAP Cost Basis MBS are all Classified as "Held for Sale" Securitized Loans Classified "Held to Maturity" No Eurodollar or Structure Repo Financing Transactions

Originated Loan Summary Total Originations: (in millions) Average Loan Balance (portfolio): Average Loan Balance (all production): Weighted Average Loan to Value: Weighted Average Middle Non-FHA FICO: Weighted Average Middle FICO: Percent Purchase: Percent Hybrid/Adjustable Rate: Weighted Average Sales Price Over Par: Weighted Average Coupon: Year 2004 $1,845.5 $229,170* 77% 715 703 59.0% 52.4% 2.02% 5.63% YTD 2Q 2005 $1,612 $485,000 $223,829* 74% 712 705 56.6% 54.2% 1.76% 5.88% * In March 2004 the company acquired eight origination branches from SIB Mortgage Corp., one of which originates only FHA Streamlined Refinance mortgages with low average balances. All loans from this branch are and will continue to be sold to third party investors.

Balance Sheet 2Q05 ($000) Cash $ 3,931 Investment securities & related accounts 1,004,860 Securitized mortgage loans 382,570 Mortgage loans held for investment 233,853 Mortgage loans held for sale & related accounts 296,052 Other assets 38,629 Total Assets $ 1,959,895 Financing arrangements $ 1,793,886 Other liabilities 29,512 Total Liabilities 1,823,398 Trust preferred subordinated debt 25,000 Stockholders' equity 111,497 Total Equity $ 1,959,895

Income Statement 1Q05 ($000) REIT TRS Consolidated Interest income $ 30,686 $ 6,100 $ 36,786 Gain on sale of mortgage loans - 12,649 12,649 Brokered loan fees - 4,534 4,534 Other income 922 103 1,025 Total Revenue $ 31,608 $ 23,386 $ 54,994 Interest expense 21,885 4,336 26,221 Salaries, payroll 1,479 15,093 16,572 Brokered loan expenses - 4,206 4,206 Other expenses 449 7,037 3,614 Total Expense 23,813 30,672 54,485 Net Income 7,795 (7,286) 509 Adjustments to income: Forgone premium - 4,260 4,260 GRL acquisition - 2,168 2,168 One-time expenses - 3,962 3,962 Development initiatives - 777 777 Tax effect of adjustments - (5,025) (5,025) Adjusted Net Income $ 7,795 $ (1,144) $ 6,651 Income Statement YTD 2Q05 ($000) 25

Experienced Management Team Steven B. Schnall Chairman, Co-CEO, President Founder, President and CEO of NYMC 15 years experience in mortgage banking David A. Akre Vice-Chairman, Co-CEO VP at Thornburg Mortgage - 6 years - whole loan trading, capital markets, ALCO GE Capital Mortgage - 7 years - pipeline hedging, loan securitization Michael I. Wirth, CPA Chief Financial Officer Former CFO of Newcastle Investment Co.; CharterMac, AMAC, & Aegis Realty Structured finance, governance, investment, buy-side and corporate strategy, Big 4 experience Steve R. Mumma, CPA Chief Investment & Operating Officer Former VP of Risk Management and Liquidity at Natexis ABM Corp Co-managed ARMs and CMO floating rate portfolio for Credit Agricole Joseph V. Fierro Chief Operating Officer - NYMC 22 Years mortgage banking experience

Strategic Independent Board Thomas K. White Fannie Mae, Senior Vice President Bear Stearns, Investment Banker National Council of State Housing Agencies, EVP David R. Bock The World Bank, Director of Operations Lehman Brothers, Managing Director Mary Dwyer Pembroke Freddie Mac, Director Senate Banking Committee, Counsel Citibank, Manager Alan L. Hainey GE Capital Mortgage, President & COO Steven G. Norcutt Reliastar, SVP / Portfolio Manager Centennial Mortgage, COO Jerome F. Sherman, PhD Creighton University, tenured Finance Professor University of Nebraska Independent Board Member Major Affiliations & Previous Positions